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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                March 11, 1998
               Date of Report (Date of earliest event reported)

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                        WHEELABRATOR TECHNOLOGIES INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

                 0-14246                                  22-2678047
         (Commission File Number)                        (IRS Employer
                                                      Identification No.)

           4 Liberty Lane West, Nampton, New Hampshire     03842
             (Address of principal executive offices)    (Zip code)

                                (603) 929-3000
             (Registrant's telephone number, including area code)

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Item 5.  Other Events.

     On March 11, 1998, the registrant issued a press release confirming that the schedule for completing its proposed merger with a subsidiary of Waste Management, Inc., the holder of the majority of the registrant's outstanding common stock ("WMI"), is not impacted by the proposed merger between WMI and USA Waste Services, Inc. WMI has confirmed to the registrant that it intends to proceed with consummation of the transaction on or before March 31, 1998 provided that the holders of a majority of the registrant's outstanding shares (other than WMI) voting on the transaction approve the proposed merger at a special meeting of stockholders scheduled for March 30, 1998 to consider the transaction. The registrant also noted that proxy materials for the special meeting were distributed to stockholders in early March.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     No financial statements or pro forma financial information are required to be filed as a part of this report. No exhibits are filed as part of this report.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WHEELABRATOR TECHNOLOGIES INC.


                                        By:  /s/  Thomas A. Witt
                                            -------------------------------
                                                  Thomas A. Witt
                                                  Secretary

Dated: March 25, 1998


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                        WHEELABRATOR TECHNOLOGIES INC.

                                 EXHIBIT INDEX

                      Number and Description of Exhibit*

1.   None

2.   None

4.   None

16.  None

17.  None

20.  None

23.  None

24.  None

27.  None

*Exhibits not listed are inapplicable.

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